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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 25, 2004

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                            Switchboard Incorporated
             (Exact name of registrant as specified in its charter)

          Delaware                     0-28871                  04-3321134
(State or other jurisdiction        Commission File            (IRS Employer
     of incorporation)                  Number)              Identification No.)

    120 Flanders Road, Westboro, MA                     01581
    (Address of principal executive                   (Zip Code)
              offices)


        Registrant's telephone number, including area code (508) 898-8000


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          (Former name or former address if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure.

Switchboard Incorporated, a Delaware corporation ("Switchboard"), and Infospace, Inc., a Delaware corporation ("Infospace"), have entered into an Agreement and Plan of Merger, dated as of March 25, 2004 (the "Merger Agreement"), a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The description of the Merger Agreement contained herein is qualified in its entirety by reference to such Exhibit. The Merger Agreement provides for Switchboard to become a wholly owned subsidiary of Infospace (the "Merger"). The full text of the press release issued in connection with the Merger is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Switchboard intends to file a proxy statement in connection with the proposed acquisition of Switchboard by InfoSpace. Investors and security holders are urged to read these filings when they become available because they will contain important information about the proposed acquisition. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at the Securities and Exchange Commission's web site at www.sec.gov. Investors and
                                                 -----------
security holders may obtain free copies of the documents filed by Switchboard with the Securities and Exchange Commission by contacting Switchboard Investor Relations at 120 Flanders Road, Westboro, Massachusetts 01581, (508) 898-8200. In addition, investors and security holders may read and copy any reports, statements and other information filed by Switchboard at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the public reference room.

Switchboard and InfoSpace and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Switchboard and ePresence in connection with the proposed acquisition. Certain officers and directors of Switchboard have interests in the proposed acquisition, including their ownership of Switchboard common stock, and their interests will be described in the proxy statement of Switchboard when it becomes available.

Additional information regarding the directors and executive officers of Switchboard is included in Switchboard's proxy statement for its 2003 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on March 28, 2003. This document is available free of charge by contacting Switchboard Investor Relations at (508) 988200. Additional information regarding the directors and executive officers of InfoSpace is included in InfoSpace's proxy statement for its 2003 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 21, 2003, and the supplement to its proxy statement, which was filed with the Securities and Exchange Commission on May 5, 2003. These documents are available free of charge by contacting InfoSpace Investor Relations at (866) 438-4677. All of the documents filed by Switchboard and InfoSpace with the SEC are available free of charge at the Securities and Exchange Commission's web site at www.sec.gov.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Switchboard Incorporated


                                By:/s/Robert P. Orlando
                                   --------------------
                                   Robert P. Orlando
                                   Vice President and Chief Financial
                                   Officer

Date:  March 29, 2004

                                  EXHIBIT INDEX

Exhibit No   Description
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99.1         Agreement and Plan of Merger dated March 25, 2004
99.2         Press Release dated March 26, 2004